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 November 3, 2025  Coeur Announces Acquisition of New Gold

 This presentation contains forward‐looking statements within the meaning of securities legislation in the United States and Canada, including statements involving the proposed transaction, including any statements regarding the expected timetable, the results, effects, and benefits of the Transaction, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding strategic priorities and company strategies for each of Coeur and New Gold, growth, anticipated production, costs and expenses, exploration and development efforts, operations, expectations and initiatives at Las Chispas, Palmarejo, Rochester, Kensington, Wharf and Silvertip, capital allocation and estimates, liquidity sources, free cash flow, mineral reserve and resource estimates, and hedging strategies. Such forward‐looking statements involve known and unknown risks, uncertainties, and other factors which may cause Coeur’s and New Gold’s respective actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward‐looking statements. Such factors include, among others, the risk that necessary approvals of Coeur’s stockholders and New Gold’s shareholders may not be obtained, that required regulatory approvals or any other condition to closing of the transaction may not be satisfied, the risk that the closing of the transaction may be delayed or not occur at all, the ultimate timing, outcome and results of integrating the operations of Coeur and New Gold, changes in governmental regulations or enforcement practices, as well as the risk that anticipated production, cost and expense levels are not attained, the risks and hazards inherent in the mining business (including risks inherent in developing and expanding large-scale mining projects, environmental hazards, industrial accidents, weather or geologically-related conditions), changes in the market prices of gold, silver and copper and a sustained lower price or higher treatment and refining charge environment, the uncertainties inherent in Coeur’s and New Gold’s respective production, exploration and development activities, including risks relating to permitting and regulatory delays, mining law changes, ground conditions, grade and recovery variability, any future labor disputes or work stoppages (involving either Coeur or New Gold and any of their respective subsidiaries or third parties), the risk of adverse outcomes in litigation, the uncertainties inherent in the estimation of mineral reserves and resources, impacts from Coeur’s and New Gold’s respective future acquisitions of new mining properties or businesses, the loss of access or insolvency of any third-party refiner or smelter to whom Coeur or New Gold markets their respective production, materials and equipment availability, inflationary pressures, continued access to financing sources, the effects of environmental and other governmental regulations and government shut-downs, the risks inherent in the ownership or operation of or investment in mining properties or businesses in foreign countries, Coeur’s and New Gold’s respective ability to raise additional financing necessary to conduct its business, make payments or refinance its debt, as well as other uncertainties and risk factors set out in filings made from time to time with the United States Securities and Exchange Commission and the Canadian securities regulators, including, without limitation, Coeur’s most recent reports on Form 10-K and Form 10-Q and New Gold’s annual information form for the year ended December 31, 2024. Actual results, developments, and timetables could vary significantly from the estimates presented. Readers are cautioned not to put undue reliance on forward-looking statements. Coeur and New Gold each disclaim any intent or obligation to update publicly such forward‐looking statements, whether as a result of new information, future events, or otherwise. Additionally, Coeur and New Gold each undertake no obligation to comment on analyses, expectations, or statements made by third parties in respect of each of Coeur and New Gold, their financial or operating results or their securities.  The scientific and technical information concerning Coeur’s mineral projects in this presentation have been reviewed and approved by a “qualified person” under Item 1300 of SEC Regulation S-K, namely Coeur’s Vice President, Technical Services, Christopher Pascoe. The scientific and technical information concerning New Gold’s mineral projects in this presentation have been reviewed and approved by a “qualified person” under National Instrument 43-101, being Travis Murphy, Vice President, Operations for New Gold. For a description of the key assumptions, parameters and methods used to estimate mineral reserves and mineral resources included in this presentation that relate to Coeur’s mineral projects, as well as data verification procedures and a general discussion of the extent to which the estimates may be affected by any known environmental, permitting, legal, title, taxation, sociopolitical, marketing or other relevant factors, please review the Technical Report Summaries for each of Coeur’s material properties which are available at www.sec.gov. Additional details with respect to New Gold’s New Afton and Rainy River mine projects are available in New Gold’s technical reports both dated February 10, 2025, and in New Gold’s Annual Information Form for the year ended December 31, 2024 , each filed on New Gold’s SEDAR+ profile at www.sedarplus.ca. Coeur’s 2024, 2023, 2022, and 2021 reserves and resources were determined in accordance with Item 1300 of SEC Regulation S-K. Reserves and resources for certain prior periods, including 2019, were determined in accordance with Canadian National Instrument 43-101. Both sets of reporting standards have similar goals in terms of conveying an appropriate level of confidence in the disclosures being reported, but the standards embody slightly different approaches and definitions. The ranges of potential tonnage and grade (or quality) of the exploration results described in this presentation are conceptual in nature. There has been insufficient exploration work to estimate a mineral resource. It is uncertain if further exploration will result in the estimation of a mineral resource. The exploration results described in this presentation therefore do not represent, and should not be construed to be, an estimate of a mineral resource or mineral reserve.   This presentation includes reference to certain financial measures which are not standardized measures under the parties’ respective financial reporting frameworks. These measures include operating cash flow less capital expenditures, adjusted EBITDA, adjusted EBITDA margin, free cash flow, free cash flow per share,. The parties believe that these measures, together with measures determined in accordance with GAAP or IFRS, provide investors with an improved ability to evaluate the underlying performance of Coeur and New Gold. These measures are widely used in the mining industry as a benchmark for performance but do not have any standardized meaning prescribed under IFRS, and therefore they may not be comparable to similar measures disclosed by other companies. The data is intended to provide additional information and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP or IFRS. Further details on these non-GAAP or non-IFRS financial performance measures are disclosed in Coeur’s MD&A accompanying its financial statements filed periodically on EDGAR at www.sec.gov. and New Gold’s MD&A accompanying its financial statements filed periodically on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov.  This presentation is not, and under no circumstances is to be construed as, an advertisement or public offering of the securities referred to in this presentation. No securities commission or similar authority in United States or Canada has reviewed or in any way passed upon this presentation or the merits of the securities described herein and any representation to the contrary is an offence.   All references to $ are US dollar denominated unless otherwise noted.

 Today’s Presenters  Mitchell J. Krebs  Coeur – Chairman, President & Chief Executive Officer  Creating a New, All North American   Senior Precious Metals Producer  Patrick Godin  New Gold – President & Chief Executive Officer

 An Unrivaled All North American Mining Powerhouse  Creates U.S. Precious Metals Leader  Approximately $20 billion combined market capitalization company with seven high quality North American operations, sector-leading free cash flow, significantly enhanced trading liquidity and potential U.S. index inclusion  Significant & Immediate Addition to EBITDA & Free Cash Flow  Expected to generate approximately $3.0 billion of EBITDA and approximately $2.0 billion of free cash flow in 2026 at lower overall costs and higher overall margins  Best in Class Financial Position with Growing Cash Balance  Strong free cash flow expected to result in net-cash position at closing and rapidly growing cash balance, creating a clear path to an investment-grade credit rating and stockholder returns  Robust Fully-Funded   Growth Pipeline  Strong financial position to accelerate investment in high-return organic growth opportunities at New Afton, Rainy River and across Coeur’s portfolio  Highly Accretive Transaction  Accretive to Coeur’s Street per share net asset value, and significantly accretive to operating cash flow, and free cash flow metrics, positioning the combined company for a potential share price re-rating

 Portfolio Overview of Combined Company  Source: FactSet, S&P Capital IQ, street research.  Combined 2026E Revenue  Split by Metal  Split by Geography  With the completion of the Rochester expansion and the recent acquisition of SilverCrest and its Las Chispas mine, adding New Gold’s two Canadian mines results in a company with seven North American operations expected to produce approximately 20 million ounces of silver, 900,000 ounces of gold and 100 million pounds of copper  Palmarejo  Rochester  Wharf  Silvertip  Kensington  Corporate Headquarters  Las Chispas  New Afton  Rainy River  Toronto Office  Vancouver Office  Coeur Operating Mine  Coeur Exploration Project  New Gold Operating Mine

 Immediate and significant 16% premium to New Gold’s closing share price on October 31, 2025  Substantial equity participation in Coeur’s well-balanced portfolio of mines in North America, while retaining meaningful exposure to future upside at New Afton and Rainy River with New Gold shareholders owning approximately 38% of the combined company  Allows New Gold shareholders to gain exposure to a combined entity with greater scale and operating diversification thereby significantly reducing risk   Uniquely positions the combined company’s robust financial strength and flexibility, along with its extensive underground mining expertise, to unlock the full potential of New Afton and Rainy River  Offers enhanced trading liquidity and capital markets exposure with a U.S. listing combined with a new Toronto Stock Exchange (“TSX”) listing being sought by Coeur in connection with this Transaction  Potential for additional ETF ownership and eligibility for larger generalist investors  A combination with a company sharing similar culture, values and alignment on safety and caring for its workforce and local communities   Significant re-rate opportunity for the combined entity, providing additional potential value for New Gold shareholders  Transaction Benefits for Shareholders  Ownership in a liquid, U.S.-based senior precious metals producer with a well-balanced platform of seven North American operations and sector-leading free cash flow yield  Enhances asset portfolio quality with addition of two large, lower-cost, higher-margin, Canadian operations which is expected to meaningfully reduce overall costs  Provides exposure to a compelling and unique metals mix consisting of gold, silver and copper  Accretive to Coeur’s per share net asset value, and significantly accretive to operating cash flow and free cash flow metrics   Further strengthens balance sheet by adding significant free cash flow to build a robust cash balance and provide enhanced flexibility  Offers significant upside potential from high-return organic growth opportunities across the combined portfolio  Increases capacity to return meaningful capital to stockholders  Bolsters the combined management team and Board with additions from New Gold      Benefits to Coeur Stockholders  Benefits to New Gold Shareholders                            

 Transaction Overview  The Transaction requires minority shareholder approval by the New Gold shareholders pursuant to MI 61-101.  Transaction  Coeur to acquire all outstanding common shares of New Gold via Plan of Arrangement (the “Transaction”)  Transaction equity value of approximately $7 billion based on New Gold’s basic common shares outstanding  Coeur and New Gold shareholders to own approximately 62% and 38% of the outstanding common shares of the combined company, respectively   Consideration  New Gold shareholders to receive 0.4959 of a Coeur share for each New Gold share held, which implies consideration of $8.51 per New Gold share based on the closing price of Coeur on the NYSE on October 31, 2025  Implies a 16% premium based on New Gold’s closing share price on the NYSE American on October 31, 2025  Approvals and Conditions  Unanimously approved by the Boards of Directors of Coeur and New Gold  Directors and senior officers of New Gold and Coeur have entered into voting support agreements, pursuant to which they will vote their common shares held in favor of the Transaction  Requires approval by a British Columbia court, approval by 66 2/3% of the votes by the shareholders of New Gold and the majority of votes cast by the stockholders of Coeur1  Requires regulatory approvals and the satisfaction of certain other closing conditions customary for a transaction of this nature  Other  Customary deal protections, including reciprocal fiduciary-out provisions, non-solicitation covenants, and the right to match any superior proposals  Break fees of approximately $255 million payable by New Gold and approximately $414 million payable by Coeur in certain circumstances  Upon closing, current New Gold’s President and Chief Executive Officer and Director, Patrick Godin and one other current New Gold Director are expected to join Coeur’s board of directors  Timing  Shareholder meetings expected to be held in the first quarter of 2026  Transaction expected to close in H1 2026

 New Afton Overview  Source: New Gold disclosure.  Figures are in U.S. dollars as reported under IFRS.  Free cash flow calculated as operating cash flow less capital expenditures.  The New Afton Mine in British Columbia is a low-cost gold and copper operation, with strong near-term expected production and cash flow growth, and excellent mine life extension potential at the K-Zone  Summary Statistics  Asset Overview  3-Year Production Guidance  Gold (Koz)  Copper (Mlbs)  YTD 2025 Production  OCF  $197M  FCF2  $115M  Revenue  $323M  Copper  39.1M  lbs  Gold  50.2K  oz  Location  Kamloops, British Columbia  Ownership  100%  Employees  700  Type  Underground  Metals  Gold, copper, silver  Years in Operation  13 years  Current Reserve Mine Life  2031  YTD Financial Results1  Guidance Range  Midpoint of Guidance

 Rainy River Overview  Source: New Gold disclosure.  Figures are in U.S. dollars as reported under IFRS.  Free cash flow calculated as operating cash flow less capital expenditures.  The Rainy River Mine in Ontario is a large-scale gold operation that generates strong cash flow as it ramps up underground mining activities to supplement ongoing open pit mining  Summary Statistics  Asset Overview  YTD 2025 Production  YTD Financial Results1  OCF  $412M  FCF2  $215M  Revenue  $657M  Gold  195.8K  oz  Location  Ontario (45 miles from International Falls, MN)  Ownership  100%  Employees  950  Type  Open Pit / Underground  Metals  Gold and silver  Years in Operation  8 years  Current Reserve Mine Life  2033  Gold (Koz)  Guidance Range  Midpoint of Guidance  3-Year Production Guidance

 2026E Canadian Gold Equivalent Production  (Koz Au Eq)  Source: S&P Capital IQ.  Note: All figures in U.S. dollars unless denoted otherwise.   Gold equivalent production based on Street consensus pricing of US$3,438/oz Au, US$38.50/oz Ag and US$4.50 Cu.  2026E Canadian Co-Product AISC  ($/oz Au Eq)  A Leading, Low-cost Canadian Precious Metal Producer

 Enhanced Quality, Scale and Financial Capacity  Source: Coeur disclosure, FactSet, New Gold disclosure, street research.  Note: As of September 30, 2025; free cash flow calculated as operating cash flow less capital expenditures.  Aggregated across exchanges.  Based on analyst consensus for 2026; Free Cash Flow is a non-GAAP measure.  Combined Company  % Change

Significant Additions to Coeur's EBITDA and FCF

New Gold to add significant EBITDA and cash flow, Coeur free cash flow per share expected to increase by approximately 40 – 50% based on Street estimates

Adjusted EBITDA
($M)


$142
$296
$339
$417
$1,031
$841
$3,150
$3,377
2023A
2024A
2025E
2026E
2027E
Coeur
New Gold
Combined

Free Cash Flow
($M)


~40 – 50% increase in
FCF per Share
($297)
$22
($9)
$122
$583
$521
$2,116
$2,362
2023A
2024A
2025E
2026E
2027E
Coeur
New Gold
Combined

Source: FactSet, Public disclosures.
Note: Excludes transaction costs.

NYSE: CDE 12

 2026E Gold Equivalent Production1  (k oz AuEq)  Creating a New All North American Senior PM Producer  Source: Coeur disclosure, FactSet, Public disclosures.  Gold equivalent production based on Street consensus pricing of US$3,438/oz Au, US$38.50/oz Ag and US$4.50/lb Cu.  Based on market data as of October 31, 2025.  Basic Market Capitalization2($M)  Peer Leading Production  Increased Scale and Liquidity

 2026E EBITDA  ($M)  Peer Leading Quality Cash Flow Profile  Source: FactSet, Street research.  Note: Free cash flow calculated as operating cash flow less capital expenditures.  Based on analyst consensus for 2026. Free Cash Flow is a non-GAAP measure.  2026E Free Cash Flow1($M)  …Driving A More than Doubling of Expected Free Cash Flow  Lower Cost & Higher Margins…  Combined Company 2026E EBITDA Margin of 66% vs 61% Standalone

Continuing to be a Top 5 Global Silver Producer

The combined company is expected to be among the largest silver producers globally, generating more than 80% of 2026E revenue from Canada and the U.S.

2026E Ag Production[1] (Moz) / 2026E U.S. & Canada Revenue (%)


Fresnillo
0%
49
Newmont
24%
29
Pan American
12%
26
Southern Copper
0%
24
Coeur
82%
20
Hecla
100%
17
First Majestic
0%
16
Buenaventura
0%
15
Cuprum
0%
15
Endeavour Silver
0%
11

- Combined silver exposure of ~20% and ~30% based on 2026E revenue and total reserves, respectively
- Over 80% of combined revenue will be derived from Canada and U.S. based assets
- Adding two high-quality Canadian assets further reduces Coeur's jurisdictional risk relative to peers
- Coeur's Silvertip project in British Columbia represents further silver optionality

Source: S&P Capital IQ, FactSet.
(1) Excluding state owned enterprises.

NYSE: CDE 15

 Significantly Enhanced Cost Profile for Coeur  Source: S&P Capital IQ, FactSet, Street research.  Additions of New Gold’s low cost, Canadian mines to improve the combined company’s resilience and optionality throughout the cycle  New Gold  Combined Company  Standalone Coeur

Significant Re-Valuation Opportunity

newgold
COEUR MINING

2026E Gold Equivalent Production[1]
(koz AuEq)



2,041
1,243
1,117
656
644
408
338
Kinross
Combined Company
Pan American
Alamos
Coeur
Hecla
First Majestic

2026E Free Cash Flow[3]
($M)



$2,816
$2,116
$1,544
$1,072
$939
$597
$462
Kinross
Combined Company
Pan American
Alamos
Coeur
First Majestic
Hecla

Basic Market Capitalization[4]
($M)



$27,961
$17,768
$14,859
$12,981
$11,027
$8,623
$6,719
Kinross
Combined Company
Pan American
Alamos
Coeur
Hecla
First Majestic

2026E FCF Yield[2]
(%)



Combined Company
12%
Pan American
10%
Kinross
10%
First Majestic
9%
Coeur
9%
Alamos
8%
Hecla
5%
Peer leading combined FCF yield to support strong re-rating potential

Source: FactSet, Street research.
(1) Gold equivalent production based on Street consensus pricing of US$3,438/oz Au, US$38.50/oz Ag and US$4.50/lb Cu.
(2) FCF yield calculated as FCF over basic market capitalization.
(3) Free cash flow calculated as operating cash flow less capital expenditures.
(4) Based on market data as of October 31, 2025.

NYSE: CDE 17

 Enhanced Trading Liquidity for Investors  L3M Average Daily Traded Value  ($M)  Source: FactSet.  Note: Daily traded value across all exchanges.  The combined company will be among the most liquid names in the sector, with an average daily traded value of more than $380M

 Unlocking the Full Potential of New Afton & Rainy River  Note: See slides in appendix for additional information related to mineral reserves and resources.   As of December 31, 2024.  Gold equivalence assumes gold-to-silver, -lead, -zinc ratios of 1:60, 1:1,200 and 1:1,000, respectively.  Coeur has a demonstrated track record of successfully extending mine lives by maintaining high levels of exploration investment. The Company also has a strong history of optimizing underground operations  History of optimizing underground mine throughput  Increased throughput rates and productivity at Palmarejo and Kensington through sustained exploration investment and business improvement initiatives to remove bottle necks in mining and processing facilities  Both processing plants at Kensington and Palmarejo are now achieving record historical throughput rates  Proven track record of successfully transitioning open pit operations to underground operations  Coeur to leverage experience transitioning Palmarejo to an underground operation as Rainy River is set to undergo similar transition  Consistent exploration success and mine life extensions1  Coeur has invested over $285 million in exploration over the past five years, during which time it has added 4 million ounces of proven and probable reserves on a gold equivalent basis2 — a 66% increase and has increased resources by over 50%      

 High-grade silver and critical mineral potential in British Columbia  Substantial Exploration Potential Across Entire Portfolio  The combined, highly prospective portfolio will support a sustained level of investment in exploration to unlock significant and long-term value   NW Independencia growth and East Palmarejo untapped potential  Multi-kilo results and new discoveries  Focus on bringing forward higher grade material earlier in mine life  Increased investment aimed at significant mine life extension  Extended life of mine and recent resource growth  Kensington  Rochester  Silvertip  Wharf  Las Chispas  K-Zone provides meaningful upside potential   NW Trend extension, UG potential, and regional upside  Palmarejo  New Afton  Rainy River

 Coeur’s and New Golds’s disciplined approach to sustainability, spanning governance, safety, Indigenous and community engagement, and environmental stewardship, reinforces their proven ability to deliver responsibly sourced metals and long-term value  Shared Commitment to Responsible Mining

 An Unrivaled All North American Mining Powerhouse  Creates U.S. Precious Metals Leader  Approximately $20 billion combined market capitalization company with seven high quality North American operations, sector-leading free cash flow, significantly enhanced trading liquidity and potential U.S. index inclusion  Significant & Immediate Addition to EBITDA & Free Cash Flow  Expected to generate approximately $3.0 billion of EBITDA and approximately $2.0 billion of free cash flow in 2026 at lower overall costs and higher overall margins  Best in Class Financial Position with Growing Cash Balance  Strong free cash flow expected to result in net-cash position at closing and rapidly growing cash balance, creating a clear path to an investment-grade credit rating and stockholder returns  Robust Fully-Funded   Growth Pipeline  Strong financial position to accelerate investment in high-return organic growth opportunities at New Afton, Rainy River and across Coeur’s portfolio  Highly Accretive Transaction  Accretive to Coeur’s Street per share net asset value, and significantly accretive to operating cash flow, and free cash flow metrics, positioning the combined company for a potential share price re-rating

 Appendix

 Las Chispas  As of December 31, 2024.  Guidance (or with respect to percentages, midpoint of guidance) as published by Coeur on October 29, 2025.  See slides in appendix for additional information related to mineral reserves and resources.  The Las Chispas silver-gold operation is located in the state of Sonora, Mexico, and is an underground mine with processing operations as well as several other deposits and exploration targets  Share of Companywide 2025E2 Production  Gold  415,250  oz  Silver  18.1M  oz  Asset Overview  Ownership  100%  Employees1  314  Claims  3,462 net acres  Type  Underground  Processing  Crushing, grinding, CIL, Merrill-Crowe precipitation, refining  Metals  Silver and gold doré  Mine life  ~7 years  Linked: EXCEL>Reserves & Resources>2018 YE Resource Reserve Summary (2019-02-12); Charts tab  Linked: EXCEL>Deck Exhibits>Deck Exhibits; Mix tab  Silver (M oz)  Gold (K oz)  Reserves & Resources3  P&P Reserves  M&I Resources  Inferred Resources

 Operating cash flow  Capital expenditures  Gold production (K oz)  Silver production (K oz)  Adj. CAS per AuOz3  Adj. CAS per AgOz3  1Q 2025  2Q 2025  3Q 2025  UG tons mined  76,855  125,398  137,447  UG mining costs per UG ton mined  $115  $129  $135  Processing costs per ton processed4  $42  $41  $37  G&A per ton processed5  $28  $35  $26  Las Chispas (cont.)  Production and Cost Performance  Operating Cash Flow and Capital Expenditures ($M)  Costs Per Ton  ($)  Linked: EXCEL>Deck Exhibits>4Q-2020 Deck Exhibits; Mines tab  Linked: EXCEL>Deck Exhibits>4Q-2020 Deck Exhibits; Mines tab  NOT Linked: EXCEL>Cost per ton> snapshot   1  2  2  2  1Q25 operating cash flow includes $72.0M of monetized finished goods following the SilverCrest acquisition on February 14.  1Q25 reflects six weeks of operations following the SilverCrest acquisition on February 14.  See applicable non-GAAP reconciliation tables in the appendix to this presentation.  Excludes third-party refining charges.  Excludes management fee allocated from corporate.

 Palmarejo  As of December 31, 2024.  Guidance (or with respect to percentages, midpoint of guidance) as published by Coeur on October 29, 2025.  See slides in appendix for additional information related to mineral reserves and resources.  The Palmarejo gold-silver complex is located in the state of Chihuahua, Mexico, and is an underground mine with processing operations as well as several other deposits and exploration targets  Reserves & Resources3  Share of Companywide 2025E2 Production  Gold  415,250  oz  Silver  18.1M  oz  P&P Reserves  M&I Resources  Silver (M oz)  Gold (K oz)  Inferred Resources  Asset Overview  Ownership  100%  Employees1  869  Claims  67,296 net acres  Type  Underground  Processing  Crushing, grinding, flotation, CIL, Merrill-Crowe precipitation, refining  Metals  Silver and gold doré  Mine life  ~6 years  Linked: EXCEL>Reserves & Resources>2018 YE Resource Reserve Summary (2019-02-12); Charts tab  Linked: EXCEL>Deck Exhibits>Deck Exhibits; Mix tab

 Operating cash flow  Capital expenditures  Gold production (K oz)  Silver production (K oz)  Adj. CAS per AuOz1  Adj. CAS per AgOz1  3Q 2024  4Q 2024  1Q 2025  2Q 2025  3Q 2025  UG tons mined  412,201  416,977  444,025  504,673  484,417  UG mining costs per UG ton mined  $64  $61  $54  $54  $55  Processing costs per ton processed2  $28  $29  $27  $28  $27  G&A per ton processed3  $14  $17  $13  $15  $14  Palmarejo (cont.)  See applicable non-GAAP reconciliation tables in the appendix to this presentation.  Excludes third-party refining charges.  Excludes management fee allocated from corporate.  Production and Cost Performance  Operating Cash Flow and Capital Expenditures ($M)  Costs Per Ton  ($)  Linked: EXCEL>Deck Exhibits>4Q-2020 Deck Exhibits; Mines tab  Linked: EXCEL>Deck Exhibits>4Q-2020 Deck Exhibits; Mines tab  NOT Linked: EXCEL>Cost per ton> snapshot

 Rochester  As of December 31, 2024.  Guidance (or with respect to percentages, midpoint of guidance) as published by Coeur on October 29, 2025.  See slides in appendix for additional information related to mineral reserves and resources.   The Rochester mine is an open pit, heap leach silver-gold operation, located in northern Nevada, which completed a significant expansion that is driving a step-change in production and cash flow  Reserves & Resources3  Share of Companywide 2025E2 Production  Gold  415,250  oz  Silver  18.1M  oz  P&P Reserves  M&I Resources  Inferred Resources  Asset Overview  Ownership  100%  Employees1  431  Claims  17,044 net acres  Type  Open pit and heap leach  Processing  Crushing, dump heap leaching, Merrill-Crowe precipitation, refining  Metals  Silver and gold doré  Mine life  ~16 years  Silver (M oz)  Gold (K oz)  Linked: EXCEL>Reserves & Resources>2018 YE Resource Reserve Summary (2019-02-12); Charts tab  Linked: EXCEL>Deck Exhibits>Deck Exhibits; Mix tab

 Rochester (cont.)  See applicable non-GAAP reconciliation tables in the appendix to this presentation.  Excludes third-party refining charges.  Excludes management fee allocated from corporate.  Production and Cost Performance  Operating Cash Flow and Capital Expenditures ($M)  Costs Per Ton  ($)  Operating cash flow  Capital expenditures  Silver production (K oz)  Gold production (K oz)  Adj. CAS per AgOz1  Adj. CAS per AuOz1  Linked: EXCEL>Deck Exhibits>4Q-2020 Deck Exhibits; Mines tab  Linked: EXCEL>Deck Exhibits>4Q-2020 Deck Exhibits; Mines tab  3Q 2024  4Q 2024  1Q 2025  2Q 2025  3Q 2025  Ore tons mined  6,523,611  8,124,737  6,745,667  7,545,264  8,170,836  Strip Ratio  0.3:1  0.1:1  0.2:1  0.1:1  0.2:1  Mining costs per ton mined  $2.32  $2.18  $2.32  $2.22  $2.28  Processing costs per ton processed2  $3.71  $3.14  $3.81  $3.58  $3.62  G&A per ton processed3  $1.29  $0.93  $1.17  $1.07  $1.21  NOT Linked: EXCEL>Cost per ton> snapshot

 Kensington  As of December 31, 2024.  Guidance (or with respect to percentages, midpoint of guidance) as published by Coeur on October 29, 2025.  See slides in appendix for additional information related to mineral reserves and resources.   The Kensington mine is an underground gold operation located in southeast Alaska, consisting of the Kensington Main deposit and Elmira deposit, as well as other nearby deposits and exploration targets  Reserves & Resources3  Share of Companywide 2025E2 Production  Gold  P&P Reserves  M&I Resources  Inferred Resources  Asset Overview  Ownership  100%  Employees1  374  Claims  12,336 net acres  Type  Underground  Processing  Crushing, grinding, flotation processing  Metals  Gold concentrate  Mine life  ~5 years  Gold (K oz)  415,250  oz  Linked: EXCEL>Reserves & Resources>2018 YE Resource Reserve Summary (2019-02-12); Charts tab  Linked: EXCEL>Deck Exhibits>Deck Exhibits; Mix tab

 3Q 2024  4Q 2024  1Q 2025  2Q 2025  3Q 2025  Ore tons mined  168,403  210,692  173,370  197,710  168,544  Mining costs per ton mined  $109  $100  $133  $124  $138  Processing costs per ton processed3  $54  $49  $50  $48  $53  G&A per ton processed4  $49  $51  $50  $48  $53  Kensington (cont.)  See applicable non-GAAP reconciliation tables in the appendix to this presentation.  Excludes impact of prepayments.  Excludes third-party smelting charges, which are reflected in average realized selling prices of concentrate production.  Excludes management fee allocated from corporate.  Production and Cost Performance  Operating Cash Flow and Capital Expenditures ($M)  Costs Per Ton  ($)  Operating cash flow2  Capital expenditures  Gold production (K oz)  Adj. CAS per AuOz1  Linked: EXCEL>Deck Exhibits>4Q-2020 Deck Exhibits; Mines tab  Linked: EXCEL>Deck Exhibits>4Q-2020 Deck Exhibits; Mines tab  NOT Linked: EXCEL>Cost per ton> snapshot

 Wharf  As of December 31, 2024.  Guidance (or with respect to percentages, midpoint of guidance) as published by Coeur on October 29, 2025.  See slides in appendix for additional information related to mineral reserves and resources.   The Wharf mine is an open pit, heap leach gold operation located in western South Dakota. The property consists of several areas of adjoining gold mineralization, which have been mined as a series of open pits  Reserves & Resources3  Share of Companywide 2025E2 Production  Gold  P&P Reserves  M&I Resources  Inferred Resources  Asset Overview  Ownership  100%  Employees1  258  Claims  7,852 net acres  Type  Open pit and heap leach  Processing  Crushing, “on-off” heap leaching, spent ore neutralization, carbon absorption/desorption  Metals  Electrolytic cathodic sludge  Mine life  ~6 years  415,250  oz  Gold (K oz)  Linked: EXCEL>Reserves & Resources>2018 YE Resource Reserve Summary (2019-02-12); Charts tab  Linked: EXCEL>Deck Exhibits>Deck Exhibits; Mix tab  Silver  18.1M  oz

 Wharf (cont.)  See applicable non-GAAP reconciliation tables in the appendix to this presentation.  Excludes third-party refining charges.  Excludes management fee allocated from corporate.  Production and Cost Performance  Operating Cash Flow and Capital Expenditures ($M)  Costs Per Ton  ($)  3Q 2024  4Q 2024  1Q 2025  2Q 2025  3Q 2025  Ore tons mined  1,759,149  958,394  826,699  1,103,605  1,422,845  Strip Ratio  1.3:1  3.2:1  2.5:1  1.4:1  1.5:1  Mining costs per ton mined  $3.04  $2.87  $3.43  $3.88  $3.39  Pad unload costs per ton mined  $0.46  $0.61  $1.30  $0.92  $0.61  Total mining costs per ton mined (incl. pad unload)  $3.49  $3.47  $4.72  $4.79  $3.99  Processing costs per ton processed2  $4.76  $6.01  $5.81  $5.12  $4.98  G&A per ton processed3  $2.70  $3.70  $3.59  $3.88  $3.18  Operating cash flow  Capital expenditures  Gold production (K oz)  Adj. CAS per AuOz1  Linked: EXCEL>Deck Exhibits>4Q-2020 Deck Exhibits; Mines tab  Linked: EXCEL>Deck Exhibits>4Q-2020 Deck Exhibits; Mines tab  NOT Linked: EXCEL>Cost per ton> snapshot

 Silvertip  As of December 31, 2024.  See slides in appendix for additional information related to mineral reserves and resources.   The Silvertip critical minerals exploration project is one of the highest-grade polymetallic projects in the world. The site is located in northern British Columbia, Canada and sits within a highly prospective land package  Silver (M oz)  Zinc (M lb)  Lead (M lb)  M&I Resources  Inferred Resources  Reserves & Resources2  Asset Overview  Ownership  100%  Employees1  71  Claims  313,555 net acres  Type  Underground  Processing  Crushing, grinding, flotation processing, concentrate thickening  Metals  Lead concentrate, zinc concentrate

 Non-GAAP Reconciliations

 Non-IFRS to IFRS Reconciliation  ($ millions)  3Q 2025  2Q 2025  1Q 2025  4Q 2024  3Q 2024  Cash generated from operations  $300.7  $162.9  $107.5  $109.5  $127.9  Mining interest capital expenditures  (75.5)  (92.1)  (75.2)  (75.4)  (62.6)  Lease payments  (1.1)  (1.1)  (1.1)  (0.7)  (0.1)  Cash settlement of non-current derivative financial liabilities  (19.4)  (7.2)  (6.3)  (11.3)  (8.2)  Free cash flow  $204.7  $62.5  $24.9  $22.1  $57.0  Unaudited  New Gold Free Cash Flow

Reserves and Resources

2024 Proven and Probable Mineral Reserves

	Location	Short tons	Grade: Gold (oz/t)	Grade: Silver (oz/t)	Contained: Gold (oz)	Contained: Silver (oz)
PROVEN RESERVES						
Las Chispas	Sonora, Mexico	787,000	0.150	15.99	118,000	12,586,000
Palmarejo	Chihuahua, Mexico	3,473,000	0.059	3.94	205,000	13,667,000
Rochester	Nevada, USA	468,432,000	0.002	0.37	1,116,000	172,408,000
Kensington	Alaska, USA	1,340,000	0.186	-	249,000	-
Wharf	South Dakota, USA	6,563,000	0.030	-	199,000	-
Total		**480,595,000**	**0.004**	**0.41**	**1,887,000**	**198,660,000**
PROBABLE RESERVES						
Las Chispas	Sonora, Mexico	2,700,000	0.089	7.75	239,000	20,931,000
Palmarejo	Chihuahua, Mexico	8,373,000	0.057	3.86	475,000	32,307,000
Rochester	Nevada, USA	59,123,000	0.003	0.32	182,000	18,632,000
Kensington	Alaska, USA	1,427,000	0.177	-	252,000	-
Wharf	South Dakota, USA	22,993,000	0.024	-	558,000	-
Total		**94,615,000**	**0.018**	**0.76**	**1,706,000**	**71,870,000**
PROVEN AND PROBABLE RESERVES						
Las Chispas	Sonora, Mexico	3,486,000	0.102	9.61	357,000	33,516,000
Palmarejo	Chihuahua, Mexico	11,845,000	0.057	3.88	681,000	45,974,000
Rochester	Nevada, USA	527,555,000	0.002	0.36	1,298,000	191,040,000
Kensington	Alaska, USA	2,768,000	0.181	-	501,000	-
Wharf	South Dakota, USA	29,556,000	0.026	-	757,000	-
Total Proven and Probable Reserves		**575,211,000**	**0.006**	**0.47**	**3,593,000**	**270,530,000**

NYSE: CDE 37

Reserves and Resources (cont.)

2024 Measured and Indicated Mineral Resources (excluding Reserves)

			Grade				Contained			
	Location	Short tons	Gold (oz/t)	Silver (oz/t)	Zinc (%)	Lead (%)	Gold (oz)	Silver (oz)	Zinc (lbs)	Lead (lbs)
MEASURED RESOURCES										
Las Chispas	Sonora, Mexico	116,000	0.302	31.23			35,000	3,623,000		
Palmarejo	Chihuahua, Mexico	6,996,000	0.068	4.59			474,000	32,138,000		
Rochester	Nevada, USA	82,371,000	0.002	0.28			144,000	23,383,000		
Kensington	Alaska, USA	2,150,000	0.254	-			546,000	-		
Wharf	South Dakota, USA	10,180,000	0.017	-			175,000	-		
Silvertip	British Columbia, Canada	734,000	-	10.56	9.93%	7.88%	-	7,749,000	145,703,000	115,648,000
Total		**102,547,000**	**0.013**	**0.65**			**1,374,000**	**66,894,000**	**145,703,000**	**115,648,000**
INDICATED RESOURCES										
Las Chispas	Sonora, Mexico	1,094,000	0.110	9.87			120,000	10,798,000		
Palmarejo	Chihuahua, Mexico	15,368,000	0.062	3.76			949,000	57,777,000		
Rochester	Nevada, USA	40,402,000	0.003	0.34			116,000	13,541,000		
Kensington	Alaska, USA	1,450,000	0.234	-			340,000	-		
Wharf	South Dakota, USA	49,155,000	0.017	-			845,000	-		
Silvertip	British Columbia, Canada	6,418,000	-	7.78	10.68%	5.09%	-	49,919,000	1,371,074,000	653,008,000
Total		**113,887,000**	**0.021**	**1.16**			**2,370,000**	**132,035,000**	**1,371,074,000**	**653,008,000**
MEASURED AND INDICATED RESOURCES										
Las Chispas	Sonora, Mexico	1,211,000	0.129	11.91			156,000	14,421,000		
Palmarejo	Chihuahua, Mexico	22,363,000	0.064	4.02			1,423,000	89,915,000		
Rochester	Nevada, USA	122,773,000	0.002	0.30			260,000	36,924,000		
Kensington	Alaska, USA	3,600,000	0.246	-			886,000	-		
Wharf	South Dakota, USA	59,335,000	0.017	-			1,019,000	-		
Silvertip	British Columbia, Canada	7,152,000	-	8.06	10.60%	5.37%	-	57,668,000	1,516,777,000	768,657,000
Total Measured and Indicated Resources		**216,434,000**	**0.017**	**0.92**			**3,744,000**	**198,929,000**	**1,516,777,000**	**768,657,000**

NYSE: CDE 38

 Reserves and Resources (cont.)  2024 Inferred Mineral Resources  Location  Short tons  Grade  Contained  Gold (oz/t)  Silver (oz/t)  Zinc (%)  Lead (%)  Gold (oz)  Silver (oz)  Zinc (lbs)  Lead (lbs)  INFERRED RESOURCES                 Las Chispas  Sonora, Mexico  1,276,000  0.113  7.91           144,000  10,088,000        Palmarejo  Chihuahua, Mexico  6,577,000  0.098  5.28           643,000  34,748,000     Rochester  Nevada, USA  116,521,000  0.002  0.36           258,000  41,838,000        Kensington  Alaska, USA  993,000  0.230  -           228,000  -        Wharf  South Dakota, USA  26,735,000  0.018  -           470,000  -        Silvertip  British Columbia, Canada  2,345,000  -  6.86  10.27%  4.26%     -  16,084,000  481,791,000  199,815,000  Wilco  Nevada, USA  25,736,000  0.021  0.13  531,000  3,346,000  Total Inferred Resources  180,185,000  0.013  0.46     2,273,000  106,104,000  481,791,000  199,815,000

 Reserves and Resources (cont.)  Notes to 2024 Mineral Reserves:  The Mineral Reserve estimates are current as of December 31, 2024 and are reported using the definitions in Item 1300 of Regulation S–K (17 CFR Part 229) (SK1300) and were prepared by the Company’s technical staff.  Assumed metal prices for 2024 Mineral Reserves were $23.50 per ounce of silver, $1,800 per ounce of gold, $1.15 per pound of zinc, $0.95 per pound of lead, except for Kensington at $2,000 per ounce of gold.  Palmarejo Mineral Reserve estimates use the following key input parameters: assumption of conventional longhole underground mining; reported above a variable gold equivalent cut-off grade that ranges from 2.13–2.45 g/t AuEq and an incremental development cut-off grade 1.05 g/t AuEq; metallurgical recovery assumption of 92.0% for gold and 83.0% for silver; mining dilution assumes 0.3–1.5 meter of hanging/foot wall waste dilution; mining loss of 15% was applied; variable mining costs that range from US$57.67–US$74.45/tonne, surface haulage costs of US$4.29/tonne, process costs of US$31.06/tonne, general and administrative costs of US$15.95/tonne, and surface/auxiliary support costs of US$4.42/tonne. Excludes the impact of the Franco-Nevada gold stream agreement at Palmarejo in calculation of Mineral Reserves. No assurances can be given that all mineral reserves will be mined, as mineralized material that may qualify as reserves under applicable standards by virtue of having positive economics may not generate attractive enough returns to be included in our mine plans, due to factors such as the impact of the gold stream at Palmarejo. As a result, we may elect not to mine portions of the mineralized material reported as reserves.  Rochester Mineral Reserve estimates are tabulated within a confining pit design and use the following input parameters: Rochester oxide variable recovery Au = 77.7–85.9% and Ag = 59.4-61.0%; Rochester sulfide variable recovery Au = 15.2–77.7% and Ag = 0.0–59.4%; with a net smelter return cutoff of $3.76/ton oxide and US$3.86/ton sulfide; Nevada Packard oxide recovery Au = 92.0% and Ag = 61.0%; with a net smelter return cutoff of $4.24/ton for oxide; Lincoln Hill oxide recovery Au = 63.9% and Ag = 39.5%; with a net smelter return cutoff of $4.53/ton for oxide where the NSR is calculated as resource net smelter return (NSR) = silver grade (oz/ton) * silver recovery (%) * (silver price ($/oz) - refining cost ($/oz)) + gold grade (oz/ton) * gold recovery (%) * (gold price ($/oz) - refining cost ($/oz)); variable pit slope angles that approximately average 48º over the life-of-mine.  Kensington Mineral Reserve estimates use the following key input parameters: assumption of conventional underground mining; gold price of $2,000/oz; reported above a gold cut-off grade of 0.133 oz/ton Au; metallurgical recovery assumption of 94.2%; gold payability of 97.5%; mining dilution of 15-20%; mining loss of 12% was applied; mining costs of US$116.09/ton mined; process costs of US$55.14/ton processed; general and administrative costs of US$53.18/ton processed; sustaining capital US$4.50/ton processed; and concentrate refining and shipping costs of US$97.48/oz sold.  Wharf Mineral Reserve estimates use the following key input parameters: Assumption of conventional open pit mining; reported above a gold cut-off grade of 0.010 oz/ton Au; average metallurgical recovery assumption of 78.0%; royalty burden of US$140.40/oz Au; pit slope angles that vary from 34–50º; mining costs of US$2.56/ton mined, and process costs of US$12.02/ton processed (includes general & administrative and sustaining capital costs).  Las Chispas Mineral Reserve estimates uses the following key input parameters: assumption of conventional underground mining; reported above a silver cut-off grade of 250 g / tonne silver equivalent and an incremental development cut-off grade of 63 g / tonne AgEq; metallurgical recovery assumption of 97.5% for silver and 98.0% for gold; mining dilution assumes 5% for development, 1 meter to 1.5 meters of ELOS (0.5 m – 1.0 m of hanging wall and 0.25 m – 0.5 m of footwall dilution) depending on geotechnical conditions in each stoping location, 0.2 meter ELOS (0.1 m of hanging wall and 0.1 m of footwall dilution) for cut and fill, 0.4 meter ELOS (0.2 m of hanging wall and 0.2 m of footwall dilution), 0.25 m for each exposed backfill floor, and 0.5 m for each exposed backfill wall; mining loss of 2% for development and 5% for stoping was applied, additional losses have been included to account for the required pillars in uphole stopes that cannot be filled; variable production mining costs that range from US$58.06–US$239.51/tonne, development mining costs of US$27.40/tonne, process costs of US$45.72/tonne, site general and administrative costs of US$20.70/tonne, underground general and administrative costs of US$12.81/tonne, and sustaining capital costs of US$7.64/tonne.  Rounding of short tons, grades, and troy ounces, as required by reporting guidelines, may result in apparent differences between tons, grades, and contained metal contents.

 Reserves and Resources (cont.)  Notes to 2024 Mineral Resources:  Mineral Resource estimates are reported exclusive of Mineral Reserves, are current as of December 31, 2024, and are reported using definitions in SK1300 on a 100% ownership basis. Mineral Resource estimates were prepared by the Company’s technical staff.  Assumed metal prices for 2024 estimated Mineral Resources were $27.00 per ounce of silver, $2,100 per ounce of gold, $1.30 per pound of zinc, $1.00 per pound of lead, unless otherwise noted.  Palmarejo Mineral Resource estimates use the following key input parameters: assumption of conventional longhole underground mining; reported above a variable gold equivalent cut-off grade that ranges from 1.83–2.10 g/t AuEq; metallurgical recovery assumption of 92.0% for gold and 83.0% for silver; variable mining costs that range from US$57.67–US$74.45/tonne, surface haulage costs of US$4.29/tonne, process costs of US$31.06/tonne, general and administrative costs of US$15.95/tonne, and surface/auxiliary support costs of US$4.42/tonne. Excludes the impact of the Franco-Nevada gold stream agreement at Palmarejo in calculation of Mineral Resources.  Kensington Mineral Resource estimates use the following key input parameters: Mineral Resource estimates use the following key input parameters: metal price of $2,300 per ounce gold, assumption of conventional longhole underground mining; reported above a variable gold cut-off grade of 0.115 oz/ton Au; metallurgical recovery assumption of 94.2%; gold payability of 97.5%, mining costs of US$116.09/ton mined; process costs of US$55.14/ton processed; general and administrative costs of US$53.18/ton processed; sustaining capital US$4.50/ton processed; and concentrate refining and shipping costs of US$97.48/oz sold.  Wharf Mineral Resource estimates use the following key input parameters: assumption of conventional open pit mining; reported above a gold cut-off grade of 0.008 oz/ton Au; average metallurgical recovery assumption of 78.0% across all rock types; royalty burden of US$140.40/oz Au; pit slope angles that vary from 34–50º; mining costs of $2.56/ton mined, and process costs of US$12.02/ton processed (includes general & administrative and sustaining capital costs).  Rochester Mineral Resource estimates are tabulated within a confining pit shell and use the following input parameters: Rochester oxide variable recovery Au = 77.7–85.9% and Ag = 59.4%; Rochester sulfide variable recovery Au = 15.2–77.7% and Ag = 0.0–59.4%; with a net smelter return cutoff of $3.76/ton oxide and US$3.86/ton sulfide; Nevada Packard oxide recovery Au = 92.0% and Ag = 61.0%; with a net smelter return cutoff of $4.24/ton for oxide; Lincoln Hill oxide recovery Au = 63.9% and Ag = 39.5%; with a net smelter return cutoff of $4.53/ton for oxide, where the NSR is calculated as resource net smelter return (NSR) = silver grade (oz/ton) * silver recovery (%) * (silver price ($/oz) - refining cost ($/oz)) + gold grade (oz/ton) * gold recovery (%) * (gold price ($/oz) - refining cost ($/oz)); variable pit slope angles that approximately average 48º over the life-of-mine.  Silvertip Underground Mineral Resource estimates are reported using a net smelter return (“NSR”) cutoff of US$130/tonne. Mineral Resources are reported insitu using the following assumptions: The estimates use the following key input parameters: lead recovery of 89-90%, zinc recovery of 82-83% and silver recovery of 83-84%. Lead concentrate grade of 53-54%; zinc concentrate grade of 56-57%; mining costs of US$68.77/tonne; processing costs of US$58.20/tonne and US$46.49/tonne, where the NSR ($/tonne) = tonnes x grade x metal prices x metallurgical recoveries – royalties – TCRCs – transport costs over the life of the mine. 2023 metal prices were used to determine the mineral resource which were $25.00 per ounce of silver, $1.30 per pound of zinc, $1.00 per pound of lead.  Wilco Open Pit Mineral Resource estimates are reported using an equivalent gold cutoff of 0.20 ounces per ton assuming a silver to gold ratio of 60:1. Resources are reported in-situ and contained withed a conceptual measured, indicated and inferred optimized pit shell. Silver price of US$20/oz, gold price of US$1,400/oz. Average oxide and sulfide gold recovery is 70%, average carbonaceous gold recovery is 50%. Average oxide and sulfide gold recovery is 60%. Average carbonaceous silver recovery is 50%. Open pit mining cost is US$1.50/ton, processing and processing and G&A cost is US$5.46/ton; average pit slope angles of 50º. The technical and economic parameters are those that were used in the 2018 Resource Estimation. Based on the QPs review of the estimate, there would be no material change to the mineral resources if a gold price of US$1,700/oz, a silver price of US$22/oz or economic parameters were updated. Therefore the 2018 Mineral Resource report is considered current and is presented unchanged.

 Reserves and Resources (cont.)  Notes to 2024 Mineral Resources (cont.):  Las Chispas Mineral Resource estimates uses the following key input parameters: assumption of conventional underground mining; reported above a silver cut-off grade of 205 g / tonne silver equivalent and an incremental development cut-off grade of 54 g / tonne AgEq; metallurgical recovery assumption of 97.5% for silver and 98.0% for gold; mining loss of 2% for development and 5% for stoping was applied, additional losses have been included to account for the required pillars in uphole stopes that cannot be filled; variable production mining costs that range from US$58.06–US$239.51/t, development mining costs of US$27.40/t, process costs of US$45.72/t, site general and administrative costs of US$20.70/t, underground general and administrative costs of US$12.81/t, and sustaining capital costs of US$7.64/t.  Rounding of short tons, grades, and troy ounces, as required by reporting guidelines, may result in apparent differences between tons, grades, and contained metal contents.

Reserves and Resources (cont.)

newgold COEUR MINING

2023 Proven and Probable Mineral Reserves

	Location	Short tons	Grade		Contained	
			Gold (oz/t)	Silver (oz/t)	Gold (oz)	Silver (oz)
PROVEN RESERVES						
Palmarejo	Chihuahua, Mexico	4,203,000	0.060	4.21	252,000	17,698,000
Rochester	Nevada, USA	465,919,000	0.002	0.38	1,135,000	177,472,000
Kensington	Alaska, USA	1,009,000	0.186	-	188,000	-
Wharf	South Dakota, USA	5,931,000	0.032	-	188,000	-
Total		**477,062,000**	**0.004**	**0.41**	**1,763,000**	**195,170,000**
PROBABLE RESERVES						
Palmarejo	Chihuahua, Mexico	8,580,000	0.060	3.88	517,000	33,283,000
Rochester	Nevada, USA	44,524,000	0.002	0.35	104,000	15,413,000
Kensington	Alaska, USA	1,109,000	0.201	-	223,000	-
Wharf	South Dakota, USA	21,318,000	0.027	-	575,000	-
Total		**75,531,000**	**0.019**	**0.64**	**1,418,000**	**48,695,000**
PROVEN AND PROBABLE RESERVES						
Palmarejo	Chihuahua, Mexico	12,783,000	0.060	3.99	769,000	50,981,000
Rochester	Nevada, USA	510,443,000	0.002	0.38	1,238,000	192,885,000
Kensington	Alaska, USA	2,119,000	0.194	-	411,000	-
Wharf	South Dakota, USA	27,249,000	0.028	-	764,000	-
Total Proven and Probable Reserves		**552,594,000**	**0.006**	**0.44**	**3,182,000**	**243,865,000**

NYSE: CDE 43

Reserves and Resources (cont.)

2023 Measured and Indicated Mineral Resources (excluding Reserves)

	Location	Short tons	Grade				Contained			
			Gold (oz/t)	Silver (oz/t)	Zinc (%)	Lead (%)	Gold (oz)	Silver (oz)	Zinc (lbs)	Lead (lbs)
MEASURED RESOURCES										
Palmarejo	Chihuahua, Mexico	5,674,000	0.070	4.56			396,000	25,875,000		
Rochester	Nevada, USA	110,460,000	0.002	0.29			200,000	31,587,000		
Kensington	Alaska, USA	1,653,000	0.286	-			477,000	-		
Wharf	South Dakota, USA	1,666,000	0.024	-			40,000	-		
Silvertip	British Columbia, Canada	734,000	-	10.56	9.93%	7.88%	-	7,749,000	145,703,000	115,648,000
Lincoln Hill	Nevada, USA	4,642,000	0.012	0.34			58,000	1,592,000		
Total		**124,828,000**	**0.009**	**0.54**			**1,171,000**	**66,803,000**	**145,703,000**	**115,648,000**
INDICATED RESOURCES										
Palmarejo	Chihuahua, Mexico	15,500,000	0.060	3.85			926,000	59,701,000		
Rochester	Nevada, USA	27,170,000	0.002	0.41			47,000	11,237,000		
Kensington	Alaska, USA	1,278,000	0.268	-			342,000	-		
Wharf	South Dakota, USA	22,150,000	0.021	-			458,000	-		
Silvertip	British Columbia, Canada	6,418,000	-	7.78	10.68%	5.09%	-	49,919,000	1,371,074,000	653,008,000
Lincoln Hill	Nevada, USA	27,668,000	0.011	0.31			306,000	8,655,000		
Total		**100,184,000**	**0.021**	**1.29**			**2,078,000**	**129,512,000**	**1,371,074,000**	**653,008,000**
MEASURED AND INDICATED RESOURCES										
Palmarejo	Chihuahua, Mexico	21,174,000	0.062	4.04			1,321,000	85,576,000		
Rochester	Nevada, USA	137,630,000	0.002	0.31			247,000	42,824,000		
Kensington	Alaska, USA	2,931,000	0.279	-			819,000	-		
Wharf	South Dakota, USA	23,816,000	0.021	-			498,000	-		
Silvertip	British Columbia, Canada	7,152,000	-	8.06	10.60%	5.37%	-	57,668,000	1,516,777,000	768,657,000
Lincoln Hill	Nevada, USA	32,310,000	0.011	0.32			364,000	10,247,000		
Total Measured and Indicated Resources		**225,012,000**	**0.014**	**0.87**			**3,249,000**	**196,315,000**	**1,516,777,000**	**768,657,000**

NYSE: CDE 44

 Reserves and Resources (cont.)  2023 Inferred Mineral Resources  Location  Short tons  Grade  Contained  Gold (oz/t)  Silver (oz/t)  Zinc (%)  Lead (%)  Gold (oz)  Silver (oz)  Zinc (lbs)  Lead (lbs)  INFERRED RESOURCES                 Palmarejo  Chihuahua, Mexico  4,207,000  0.091  4.50           381,000  18,933,000        Rochester  Nevada, USA  135,104,000  0.002  0.34           267,000  45,959,000        Kensington  Alaska, USA  1,567,000  0.248  -           388,000  -        Wharf  South Dakota, USA  7,125,000  0.021  -           149,000  -        Silvertip  British Columbia, Canada  2,345,000  -  6.86  10.27%  4.26%     -  16,084,000  481,791,000  199,815,000  Lincoln Hill  Nevada, USA  22,952,000  0.011  0.36  255,000  8,163,000  Wilco  Nevada, USA  25,736,000  0.021  0.13  531,000  3,346,000  Total Inferred Resources  199,037,000  0.010  0.46     1,971,000  92,485,000  481,791,000  199,815,000

newgold
COEUR MINING

Reserves and Resources (cont.)

Notes to 2023 Mineral Reserves:

(1) The Mineral Reserve estimates are current as of December 31, 2023 and are reported using the definitions in Item 1300 of Regulation S–K (17 CFR Part 229) (SK1300) and were prepared by the Company's technical staff.

(2) Assumed metal prices for 2023 Mineral Reserves were $21.00 per ounce of silver, $1,600 per ounce of gold, $1.15 per pound of zinc, $0.95 per pound of lead, except for Kensington at $1,850 per ounce of gold.

(3) Palmarejo Mineral Reserve estimates use the following key input parameters: assumption of conventional longhole underground mining; reported above a variable gold equivalent cut-off grade that ranges from 2.11–2.97 g/t AuEq and an incremental development cut-off grade ranging from 1.16–1.55 g/t AuEq; metallurgical recovery assumption of 92.0% for gold and 83.0% for silver; mining dilution assumes 0.4–1.1 meter of hanging/foot wall waste dilution; mining loss of 15% was applied; variable mining costs that range from US$44.72–US$85.71/tonne, surface haulage costs of US$4.92/tonne, process costs of US$32.70/tonne, general and administrative costs of US$14.06/tonne, and surface/auxiliary support costs of US$3.18/tonne. Excludes the impact of the Franco-Nevada gold stream agreement at Palmarejo in calculation of Mineral Reserves. No assurances can be given that all mineral reserves will be mined, as mineralized material that may qualify as reserves under applicable standards by virtue of having positive economics may not generate attractive enough returns to be included in our mine plans, due to factors such as the impact of the gold stream at Palmarejo. As a result, we may elect not to mine portions of the mineralized material reported as reserves.

(4) Rochester Mineral Reserve estimates are tabulated within a confining pit design and use the following input parameters: Rochester oxide variable recovery Au = 77.7–85.9% and Ag = 59.4-61.0%; Rochester sulfide variable recovery Au = 15.2–77.7% and Ag = 0.0–59.4%; with a net smelter return cutoff of $3.01/st oxide and US$3.11/st sulfide; Nevada Packard oxide recovery Au = 92.0% and Ag = 61.0%; with a net smelter return cutoff of $5.51/st for oxide, where the NSR is calculated as resource net smelter return (NSR) = silver grade (oz/ton) * silver recovery (%) * (silver price ($/oz) - refining cost ($/oz)) + gold grade (oz/ton) * gold recovery (%) * (gold price ($/oz) - refining cost ($/oz)); variable pit slope angles that approximately average 48º over the life-of-mine.

(5) Kensington Mineral Reserve estimates use the following key input parameters: assumption of conventional underground mining; gold price of $1,850/oz; reported above a gold cut-off grade of 0.135 oz/st Au; metallurgical recovery assumption of 93.5%; gold payability of 97.5%; mining dilution of 20%; mining loss of 12% was applied; mining costs of US$103.67/ton mined; process costs of US$55.06/ton processed; general and administrative costs of US$55.37/ton processed; sustaining capital US$4.50/ton processed; and concentrate refining and shipping costs of US$108.67/oz sold.

(6) Wharf Mineral Reserve estimates use the following key input parameters: assumption of conventional open pit mining; reported above a gold cut-off grade of 0.010 oz/ton Au; average metallurgical recovery assumption of 79.0%; royalty burden of US$64/oz Au; pit slope angles that vary from 34–50º; mining costs of US$2.44/ton mined, process costs of US$11.71/ton processed (includes general and administrative costs).

(7) Rounding of short tons, grades, and troy ounces, as required by reporting guidelines, may result in apparent differences between tons, grades, and contained metal contents.

NYSE: CDE 46

Reserves and Resources (cont.)

newgold COEUR MINING

Notes to 2023 Mineral Resources:

(1) Mineral Resource estimates are reported exclusive of Mineral Reserves, are current as of December 31, 2023, and are reported using definitions in SK1300 on a 100% ownership basis. Mineral Resource estimates were prepared by the Company's technical staff.

(2) Assumed metal prices for 2023 estimated Mineral Resources were $25.00 per ounce of silver, $1,800 per ounce of gold, $1.30 per pound of zinc, $1.00 per pound of lead, unless otherwise noted.

(3) Palmarejo Mineral Resource estimates use the following key input parameters: assumption of conventional longhole underground mining; reported above a variable gold equivalent cut-off grade that ranges from 1.87–2.64 g/t AuEq; metallurgical recovery assumption of 92.0% for gold and 83.0% for silver; variable mining costs that range from US$44.72–US$85.71/tonne, surface haulage costs of US$4.92/tonne, process costs of US$32.70/tonne, general and administrative costs of US$14.06/tonne, and surface/auxiliary support costs of US$3.18/tonne. Excludes the impact of the Franco-Nevada gold stream agreement at Palmarejo in calculation of Mineral Resources.

(4) Kensington Mineral Resource estimates use the following key input parameters: metal price of $2,000 per ounce gold, assumption of conventional longhole underground mining; reported above a variable gold cut-off grade of 0.124 oz/ton Au; metallurgical recovery assumption of 93.5%; gold payability of 97.5%, mining costs of US$103.67/ton mined; process costs of US$55.06/ton processed; general and administrative costs of US$55.37/ton processed; sustaining capital US$4.50/ton processed; and concentrate refining and shipping costs of US$108.67/oz sold.

(5) Wharf Mineral Resource estimates use the following key input parameters: assumption of conventional open pit mining; reported above a gold cut-off grade of 0.010 oz/ton Au; average metallurgical recovery assumption of 79.0% across all rock types; royalty burden of US$72/oz Au; pit slope angles that vary from 34–50º; mining costs of $2.44/ton mined, process costs of US$11.71/ton processed (includes general and administrative costs).

(6) Rochester Mineral Resource estimates are tabulated within a confining pit shell and use the following input parameters: Rochester oxide variable recovery Au = 77.7–85.9% and Ag = 59.4%; Rochester sulfide variable recovery Au = 15.2–77.7% and Ag = 0.0–59.4%; with a net smelter return cutoff of $3.01/st oxide and US$3.11/st sulfide; Nevada Packard oxide recovery Au = 92.0% and Ag = 61.0%; with a net smelter return cutoff of $5.51/st for oxide, where the NSR is calculated as resource net smelter return (NSR) = silver grade (oz/ton) * silver recovery (%) * (silver price ($/oz) - refining cost ($/oz)) + gold grade (oz/ton) * gold recovery (%) * (gold price ($/oz) - refining cost ($/oz)); variable pit slope angles that approximately average 48º over the life-of-mine.

(7) Silvertip Underground Mineral Resource estimates are reported using a net smelter return ("NSR") cutoff of US$130/tonne. Mineral Resources are reported insitu using the following assumptions: The estimate use the following key input parameters: lead recovery of 89-90%, zinc recovery of 82-83% and silver recovery of 83-84%. Lead concentrate grade of 53-54%; zinc concentrate grade of 56-57%; mining costs of US$68.77/tonne; processing costs of US$58.20/tonne and US$46.49/tonne, where the NSR ($/tonne) = tonnes x grade x metal prices x metallurgical recoveries – royalties – TCRCs – transport costs over the life of the mine.

(8) Lincoln Hill Open Pit Mineral Resource estimates are reported in-situ and are contained within a confining pit shell and use the following key input parameters: reported above an oxide gold equivalent cutoff of 0.15 ounces per ton and 0.20 oz ounces per ton assuming a silver to gold ratio of 60:1; gold recoveries of 64%; silver recoveries of 59%; mining costs of US$3.10/ton; process costs of US$3.60/ton; general and administrative costs of $1.50/ton processed; average pit slope angles of 45º over the life-of-mine. The technical and economic parameters are those that were used in the 2018 Resource Estimation. Based on the QPs review of the estimate, there would be no material change to the Mineral Resource if a gold price of US$1,700/oz, a silver price of US$22/oz or economic parameters were updated. Therefore the 2018 Mineral Resource is considered current and is presented unchanged.

NYSE: CDE 47

 Reserves and Resources (cont.)  Notes to 2023 Mineral Resources (cont.):  Wilco Open Pit Mineral Resource estimates are reported using an equivalent gold cutoff of 0.20 ounces per ton assuming a silver to gold ratio of 60:1. Resources are reported in-situ and contained within a conceptual measured, indicated and inferred optimized pit shell. Silver price of US$20/oz, gold price of US$1,400/oz. Average oxide and sulfide gold recovery is 70%, average carbonaceous gold recovery is 50%. Average oxide and sulfide gold recovery is 60%. Average carbonaceous silver recovery is 50%. Open pit mining cost is US$1.50/ton, processing and processing and G&A cost is US$5.46/ton; average pit slope angles of 50º. The technical and economic parameters are those that were used in the 2018 Resource Estimation. Based on the QPs review of the estimate, there would be no material change to the mineral resources if a gold price of US$1,700/oz, a silver price of US$22/oz or economic parameters were updated. Therefore the 2018 Mineral Resource report is considered current and is presented unchanged.  Rounding of short tons, grades, and troy ounces, as required by reporting guidelines, may result in apparent differences between tons, grades, and contained metal contents.

Reserves and Resources (cont.)

newgold COEUR MINING

2022 Proven and Probable Mineral Reserves

	Location	Short tons	Grade		Contained	
			Gold (oz/t)	Silver (oz/t)	Gold (oz)	Silver (oz)
PROVEN RESERVES						
Palmarejo	Chihuahua, Mexico	4,081,000	0.059	4.21	241,000	17,172,000
Rochester	Nevada, USA	425,748,000	0.003	0.39	1,079,000	166,172,000
Kensington	Alaska, USA	939,000	0.180	-	169,000	-
Wharf	South Dakota, USA	6,379,000	0.031	-	199,000	-
Total		**437,148,000**	**0.004**	**0.42**	**1,688,000**	**183,343,000**
PROBABLE RESERVES						
Palmarejo	Chihuahua, Mexico	14,119,000	0.050	3.44	712,000	48,565,000
Rochester	Nevada, USA	38,001,000	0.002	0.36	93,000	13,803,000
Kensington	Alaska, USA	1,273,000	0.189	-	240,000	-
Wharf	South Dakota, USA	27,328,000	0.026	-	709,000	-
Total		**80,721,000**	**0.022**	**0.77**	**1,754,000**	**62,367,000**
PROVEN AND PROBABLE RESERVES						
Palmarejo	Chihuahua, Mexico	18,201,000	0.052	3.61	953,000	65,736,000
Rochester	Nevada, USA	463,749,000	0.003	0.39	1,173,000	179,975,000
Kensington	Alaska, USA	2,212,000	0.184	-	408,000	-
Wharf	South Dakota, USA	33,707,000	0.027	-	908,000	-
Total Proven and Probable Reserves		**517,868,000**	**0.007**	**0.47**	**3,443,000**	**245,711,000**

NYSE: CDE 49

Reserves and Resources (cont.)

newgold COEUR MINING

2022 Measured and Indicated Mineral Resources (excluding Reserves)

	Location	Short tons	Grade: Gold (oz/t)	Grade: Silver (oz/t)	Grade: Zinc (%)	Grade: Lead (%)	Contained: Gold (oz)	Contained: Silver (oz)	Contained: Zinc (lbs)	Contained: Lead (lbs)
MEASURED RESOURCES										
Palmarejo	Chihuahua, Mexico	4,030,000	0.066	4.39			267,000	17,689,000		
Rochester	Nevada, USA	94,296,000	0.002	0.33			187,000	31,452,000		
Kensington	Alaska, USA	2,412,000	0.276	-			665,000	-		
Wharf	South Dakota, USA	1,166,000	0.022	-			26,000	-		
Silvertip	British Columbia, Canada	680,000	-	11.47	9.88%	7.71%	-	7,798,000	134,462,000	104,870,000
Lincoln Hill	Nevada, USA	4,642,000	0.012	0.34			58,000	1,592,000		
Total		**107,226,000**	**0.011**	**0.55**			**1,203,000**	**58,531,000**	**134,462,000**	**104,870,000**
INDICATED RESOURCES										
Palmarejo	Chihuahua, Mexico	16,704,000	0.054	3.42			907,000	57,062,000		
Rochester	Nevada, USA	15,507,000	0.002	0.34			27,000	5,332,000		
Kensington	Alaska, USA	1,309,000	0.293	-			384,000	-		
Wharf	South Dakota, USA	13,303,000	0.020	-			267,000	-		
Silvertip	British Columbia, Canada	6,375,000	-	8.21	9.65%	4.84%	-	52,317,000	1,230,898,000	617,279,000
Lincoln Hill	Nevada, USA	27,668,000	0.011	0.31			306,000	8,655,000		
Total		**80,866,000**	**0.023**	**1.53**			**1,891,000**	**123,367,000**	**1,230,898,000**	**617,279,000**
MEASURED AND INDICATED RESOURCES										
Palmarejo	Chihuahua, Mexico	20,734,000	0.057	3.61			1,174,000	74,751,000		
Rochester	Nevada, USA	109,803,000	0.002	0.33			214,000	36,784,000		
Kensington	Alaska, USA	3,722,000	0.282	-			1,049,000	-		
Wharf	South Dakota, USA	14,468,000	0.020	-			293,000	-		
Silvertip	British Columbia, Canada	7,056,000	-	8.52	9.68%	5.12%	-	60,115,000	1,365,360,000	722,150,000
Lincoln Hill	Nevada, USA	32,310,000	0.011	0.32			364,000	10,247,000		
Total Measured and Indicated Resources		**188,092,000**	**0.016**	**0.97**			**3,094,000**	**181,897,000**	**1,365,360,000**	**722,150,000**

NYSE: CDE 50

 Reserves and Resources (cont.)  2022 Inferred Mineral Resources  Location  Short tons  Grade  Contained  Gold (oz/t)  Silver (oz/t)  Zinc (%)  Lead (%)  Gold (oz)  Silver (oz)  Zinc (lbs)  Lead (lbs)  INFERRED RESOURCES                 Palmarejo  Chihuahua, Mexico  5,633,000  0.067  3.19           380,000  17,948,000        Rochester  Nevada, USA  77,001,000  0.002  0.34           148,000  26,151,000        Kensington  Alaska, USA  1,246,000  0.282  -           351,000  -        Wharf  South Dakota, USA  3,149,000  0.020  -           63,000  -        Silvertip  British Columbia, Canada  1,873,000  -  7.70  10.09%  4.43%     -  14,414,000  378,088,000  165,985,000  Lincoln Hill  Nevada, USA  22,952,000  0.011  0.36  255,000  8,163,000  Wilco  Nevada, USA  25,736,000  0.021  0.13  531,000  3,346,000  Total Inferred Resources  137,590,000  0.013  0.51     1,728,000  70,021,000  378,088,000  165,985,000

newgold
COEUR MINING

Reserves and Resources (cont.)

Notes to 2022 Mineral Reserves:

(1) The Mineral Reserve estimates are current as of December 31, 2022 and are reported using the definitions in Item 1300 of Regulation S–K (17 CFR Part 229) (SK1300) and were prepared by the company's technical staff.

(2) 3Assumed metal prices for 2022 Mineral Reserves were $21.00 per ounce of silver, $1,600 per ounce of gold, $1.15 per pound of zinc, $0.95 per pound of lead, except for Kensington at $1,700 per ounce of gold.

(3) Mineral Reserve estimates use the following key input parameters: Assumption of conventional longhole underground mining; reported above a variable gold equivalent cut-off grade that ranges from 2.02–2.07 g/t AuEq and an incremental development cut-off grade of 1.05 g/t AuEq; metallurgical recovery assumption of 90.5% for gold and 82.5% for silver; mining dilution assumes 0.4-1.0 meter of hanging wall waste dilution; mining loss of 20% was applied; variable mining costs that range from US$44.74–US$47.13/tonne, surface haulage costs of US$4.01/tonne, process costs of US$29.17/tonne, general and administrative costs of US$12.56/tonne, and surface/auxiliary support costs of US$3.24/tonne. Excludes the impact of the Franco-Nevada gold stream agreement at Palmarejo in calculation of Mineral Reserves.

(4) Mineral Reserve estimates are tabulated within a confining pit design and use the following input parameters: Rochester oxide variable recovery Au = 77.7-93.7% and Ag = 59.4%; Rochester sulfide variable recovery Au = 15.2-77.7% and Ag = 0.0-59.4%; with a net smelter return cutoff of $3.25/st oxide and US$3.35/st sulfide; Nevada Packard oxide recovery Au = 92.0% and Ag = 61.0%; with a net smelter return cutoff of $4.40/st for oxide, where the NSR is calculated as resource net smelter return (NSR) = silver grade (oz/ton) * silver recovery (%) * (silver price ($/oz) - refining cost ($/oz)) + gold grade (oz/ton) * gold recovery (%) * (gold price ($/oz) - refining cost ($/oz)); variable pit slope angles that approximately average 43º over the life-of-mine.

(5) Mineral Reserve estimates use the following key input parameters: assumption of conventional underground mining; gold price of $1700/oz; reported above a gold cut-off grade of 0.133-0.135 oz/st Au; metallurgical recovery assumption of 94%; gold payability of 97.5%; mining dilution varies from 15-23%; mining loss of 5% was applied; variable mining costs that range from US$87.13–90.00/ton mined; process costs of US$54.38/ton processed; general and administrative costs of US$54.76/ton processed; and concentrate refining and shipping costs of US$88.39/oz sold.

(6) Mineral Reserve estimate uses the following key input parameters: assumption of conventional open pit mining; reported above a gold cut-off grade of 0.010 oz/ton Au; average metallurgical recovery assumption of 79.1%; royalty burden of US$64/oz Au; pit slope angles that vary from 34–50º; mining costs of US$2.39/ton mined, process costs of US$11.91/ton processed (includes general and administrative costs)..

(7) Rounding of short tons, grades, and troy ounces, as required by reporting guidelines, may result in apparent differences between tons, grades, and contained metal contents.

NYSE: CDE 52

newgold
COEUR MINING

Reserves and Resources (cont.)

Notes to 2022 Mineral Resources:

(1) Mineral Resource estimates are reported exclusive of Mineral Reserves, are current as of December 31, 2022, and are reported using definitions in SK1300 on a 100% ownership basis. Mineral Resource estimates were prepared by the Company's technical staff.

(2) Assumed metal prices for 2022 estimated Mineral Resources were $25.00 per ounce of silver, $1,800 per ounce of gold, $1.30 per pound of zinc, $1.00 per pound of lead, unless otherwise noted.

(3) Mineral Resource estimates use the following key input parameters: Assumption of conventional longhole underground mining; reported above a variable gold equivalent cut-off grade that ranges from 1.75-1.84 g/t AuEq; metallurgical recovery assumption of 90.5% for gold and 82.5% for silver; variable mining costs that range from US$42.50–US$47.13/tonne, surface haulage costs of US$4.01/tonne, process costs of US$29.17/tonne, general and administrative costs of US$12.56/tonne, and surface/auxiliary support costs of US$3.24/tonne. Excludes the impact of the Franco-Nevada gold stream agreement at Palmarejo in calculation of Mineral Resources.

(4) Mineral Resource estimates use the following key input parameters: assumption of conventional longhole underground mining; reported above a variable gold cut-off grade that ranges from 0.125–0.191 oz/ton Au; metallurgical recovery assumption of 94%; gold payability of 97.5%, variable mining costs that range from US$87.13–175.48/ton mined; process costs of US$54.38/ton processed; general and administrative costs of US$54.76/ton processed; and concentrate refining and shipping costs of US$88.39/oz sold.

(5) Mineral Resource estimate uses the following key input parameters: assumption of conventional open pit mining; reported above a gold cut-off grade of 0.010 oz/ton Au; average metallurgical recovery assumption of 78.7% across all rock types; royalty burden of US$64/oz Au; pit slope angles that vary from 34–50º; mining costs of $2.39/ton mined, process costs of US$11.91/ton processed (includes general and administrative costs).

(6) Mineral Resource estimates are tabulated within a confining pit shell and use the following input parameters: Rochester oxide variable recovery Au = 77.7-93.7% and Ag = 59.4%; Rochester sulfide variable recovery Au = 15.2-77.7% and Ag = 0.0-59.4%; with a net smelter return cutoff of $3.25/st oxide and US$3.35/st sulfide; Nevada Packard oxide recovery Au = 92.0% and Ag = 61.0%; with a net smelter return cutoff of $4.40/st for oxide, where the NSR is calculated as resource net smelter return (NSR) = silver grade (oz/ton) * silver recovery (%) * (silver price ($/oz) - refining cost ($/oz)) + gold grade (oz/ton) * gold recovery (%) * (gold price ($/oz) - refining cost ($/oz)); variable pit slope angles that approximately average 43º over the life-of-mine.

(7) Underground Mineral Resource estimates are reported using a net smelter return ("NSR") cutoff of US$130/tonne. Mineral Resources are reported insitu using the following assumptions: The estimate use the following key input parameters: lead recovery of 89-90%, zinc recovery of 82-83% and silver recovery of 83-84%. Lead concentrate grade of 53-54%; zinc concentrate grade of 56-57%; mining costs of US$68.77/tonne; processing costs of US$58.20/tonne and US$46.49/tonne, where the NSR ($/tonne) = tonnes x grade x metal prices x metallurgical recoveries – royalties – TCRCs – transport costs over the life of the mine.

(8) Open Pit Mineral Resource estimate is reported in-situ and are contained within a confining pit shell and use the following key input parameters: reported above an oxide gold equivalent cutoff of 0.15 ounces per ton and 0.20 oz ounces per ton assuming a silver to gold ratio of 60:1; gold recoveries of 64%; silver recoveries of 59%; mining costs of US$3.10/ton; process costs of US$3.60/ton; general and administrative costs of $1.50/ton processed; average pit slope angles of 45º over the life-of-mine. The technical and economic parameters are those that were used in the 2018 Resource Estimation. Based on the QPs review of the estimate, there would be no material change to the Mineral Resource if a gold price of US$1,700/oz, a silver price of US$22/oz or economic parameters were updated. Therefore the 2018 Mineral Resource is considered current and is presented unchanged.

NYSE: CDE 53

newgold
COEUR MINING

Reserves and Resources (cont.)

Notes to 2022 Mineral Resources (cont.):

(9) Open Pit Mineral Resource estimates are reported using an equivalent gold cutoff of 0.20 ounces per ton assuming a silver to gold ratio of 60:1. Resources are reported in-situ and contained withed a conceptual measured, indicated and inferred optimized pit shell. Silver price of US$20/oz, gold price of US$1,400/oz. Average oxide and sulfide gold recovery is 70%, average carbonaceous gold recovery is 50%. Average oxide and sulfide gold recovery is 60%. Average carbonaceous silver recovery is 50%. Open pit mining cost is US$1.50/ton, processing and processing and G&A cost is US$5.46/ton; average pit slope angles of 50º. The technical and economic parameters are those that were used in the 2017 Resource Estimation. Based on the QPs review of the estimate, there would be no material change to the mineral resources if a gold price of US$1,700/oz, a silver price of US$22/oz or economic parameters were updated. Therefore the 2018 Mineral Resource report is considered current and is presented unchanged.

(10) Rounding of short tons, grades, and troy ounces, as required by reporting guidelines, may result in apparent differences between tons, grades, and contained metal contents.

NYSE: CDE 54

Reserves and Resources (cont.)

newgold
COEUR MINING

2021 Proven and Probable Mineral Reserves

	Location	Short tons	Grade				Contained			
			Gold (oz/t)	Silver (oz/t)	Zinc (%)	Lead (%)	Gold (oz)	Silver (oz)	Zinc (lbs)	Lead (lbs)
PROVEN RESERVES										
Palmarejo	Chihuahua, Mexico	3,754,000	0.066	4.39			247,000	16,480,000		
Rochester	Nevada, USA	386,008,000	0.003	0.39			998,000	149,652,000		
Kensington	Alaska, USA	656,000	0.191	-			125,000	-		
Wharf	South Dakota, USA	27,976,000	0.022	-			621,000	-		
Silvertip	British Columbia, Canada	186,000	-	12.01	10.14%	8.53%	-	2,233,000	37,647,000	31,656,000
Total		**418,580,000**	**0.005**	**0.40**			**1,991,000**	**168,365,000**	**37,647,000**	**31,656,000**
PROBABLE RESERVES										
Palmarejo	Chihuahua, Mexico	12,139,000	0.052	3.78			637,000	45,875,000		
Rochester	Nevada, USA	31,769,000	0.003	0.36			82,000	11,593,000		
Kensington	Alaska, USA	690,000	0.197	-			136,000	-		
Wharf	South Dakota, USA	8,306,000	0.028	-			231,000	-		
Silvertip	British Columbia, Canada	1,618,000	-	7.67	7.98%	4.99%	-	12,403,000	258,418,000	161,569,000
Total		**54,522,000**	**0.020**	**1.28**			**1,086,000**	**69,871,000**	**258,418,000**	**161,569,000**
PROVEN AND PROBABLE RESERVES										
Palmarejo	Chihuahua, Mexico	15,893,000	0.056	3.92			884,000	62,355,000		
Rochester	Nevada, USA	417,777,000	0.003	0.39			1,080,000	161,245,000		
Kensington	Alaska, USA	1,346,000	0.194	-			261,000	-		
Wharf	South Dakota, USA	36,283,000	0.023	-			852,000	-		
Silvertip	British Columbia, Canada	1,804,000	-	8.11	8.21%	5.36%	-	14,636,000	296,065,000	193,225,000
Total Proven and Probable Reserves		**473,103,000**	**0.007**	**0.50**			**3,077,000**	**238,236,000**	**296,065,000**	**193,225,000**

NYSE: CDE 55

Reserves and Resources (cont.)

newgold
COEUR MINING

2021 Measured and Indicated Mineral Resources (excluding Reserves)

	Location	Short tons	Grade				Contained			
			Gold (oz/t)	Silver (oz/t)	Zinc (%)	Lead (%)	Gold (oz)	Silver (oz)	Zinc (lbs)	Lead (lbs)
MEASURED RESOURCES										
Palmarejo	Chihuahua, Mexico	3,696,000	0.053	3.89			195,000	14,373,000		
Rochester	Nevada, USA	191,889,000	0.002	0.29			372,000	56,573,000		
Kensington	Alaska, USA	2,860,000	0.231	-			660,000	-		
Wharf	South Dakota, USA	13,947,000	0.020	-			273,000	-		
Silvertip	British Columbia, Canada	319,000	-	10.33	9.41%	6.57%	-	3,296,000	60,029,000	41,939,000
Lincoln Hill	Nevada, USA	4,642,000	0.012	0.34			58,000	1,592,000		
Total		**217,353,000**	**0.007**	**0.35**			**1,558,000**	**75,834,000**	**60,029,000**	**41,939,000**
INDICATED RESOURCES										
Palmarejo	Chihuahua, Mexico	17,377,000	0.049	3.41			852,000	59,340,000		
Rochester	Nevada, USA	39,565,000	0.002	0.33			74,000	12,932,000		
Kensington	Alaska, USA	1,263,000	0.256	-			323,000	-		
Wharf	South Dakota, USA	6,379,000	0.022	-			139,000	-		
Silvertip	British Columbia, Canada	2,498,000	-	9.23	10.59%	5.42%	-	23,048,000	529,353,000	270,643,000
Lincoln Hill	Nevada, USA	27,668,000	0.011	0.31			306,000	8,655,000		
Total		**94,750,000**	**0.018**	**1.10**			**1,694,000**	**103,975,000**	**529,353,000**	**270,643,000**
MEASURED AND INDICATED RESOURCES										
Palmarejo	Chihuahua, Mexico	21,073,000	0.050	3.50			1,047,000	73,712,000		
Rochester	Nevada, USA	231,454,000	0.002	0.30			446,000	69,505,000		
Kensington	Alaska, USA	4,124,000	0.238	-			983,000	-		
Wharf	South Dakota, USA	20,326,000	0.020	-			412,000	-		
Silvertip	British Columbia, Canada	2,817,000	-	9.35	10.46%	5.55%	-	26,344,000	589,382,000	312,582,000
Lincoln Hill	Nevada, USA	32,310,000	0.011	0.32			364,000	10,247,000		
Total Measured and Indicated Resources		**312,104,000**	**0.010**	**0.58**			**3,252,000**	**179,808,000**	**589,382,000**	**312,582,000**

NYSE: CDE 56

 Reserves and Resources (cont.)  2021 Inferred Mineral Resources  Location  Short tons  Grade  Contained  Gold (oz/t)  Silver (oz/t)  Zinc (%)  Lead (%)  Gold (oz)  Silver (oz)  Zinc (lbs)  Lead (lbs)  INFERRED RESOURCES                 Palmarejo  Chihuahua, Mexico  4,713,000  0.052  3.70           246,000  17,453,000        Rochester  Nevada, USA  128,410,000  0.002  0.30           243,000  38,626,000        Kensington  Alaska, USA  1,915,000  0.238  -           455,000  -        Wharf  South Dakota, USA  3,724,000  0.024  -           90,000  -        Silvertip  British Columbia, Canada  2,350,000  -  7.57  8.98%  4.27%     -  17,787,000  422,335,000  200,725,000  Lincoln Hill  Nevada, USA  22,952,000  0.011  0.36  255,000  8,163,000  Wilco  Nevada, USA  25,736,000  0.021  0.13  531,000  3,346,000  Total Inferred Resources  189,800,000  0.010  0.45     1,820,000  85,375,000  422,335,000  200,725,000

newgold
COEUR MINING

Reserves and Resources (cont.)

Notes to 2021 Mineral Reserves:

(1) The Mineral Reserve estimates are current as of December 31, 2021 and are reported using the definitions in Item 1300 of Regulation S–K (17 CFR Part 229) (SK1300) and were prepared by the company's technical staff.

(2) Assumed metal prices for 2021 Mineral Reserves were $20.00 per ounce of silver, $1,400 per ounce of gold, $1.15 per pound of zinc, $0.95 per pound of lead.

(3) Palmarejo Mineral Reserve estimates use the following key input parameters: Assumption of conventional longhole underground mining; reported above a variable gold equivalent cut-off grade that ranges from 1.94–2.51 g/t AuEq and an incremental development cut-off grade of 1.08 g/t AuEq; metallurgical recovery assumption of 93.1% for gold and 81.9% for silver; mining dilution assumes 1 meter of hanging wall waste dilution; mining loss of 5% was applied; variable mining costs that range from US$36.01–US$41.75/tonne, surface haulage costs of US$3.52/t, process costs of US$27.29/tonne, general and administrative costs of US$11.00/tonne, and surface/auxiliary support costs of US$3.19/tonne. Excludes the impact of the Franco-Nevada gold stream agreement at Palmarejo in calculation of Mineral Reserves.

(4) Rochester Mineral Reserve estimates are tabulated within a confining pit shell and use the following input parameters: Rochester oxide recovery Au = 85% and Ag = 59%; Nevada Packard oxide recovery Au = 95% and Ag = 61%; with a net smelter return cutoff of $2.55/st oxide and US$2.65/st sulfide, where the NSR is calculated as resource net smelter return (NSR) = silver grade (oz/ton) * silver recovery (%) * silver price ($/oz) - refining cost ($/oz) + gold grade (oz/ton) * gold recovery (%) * gold price ($/oz) - refining cost ($/oz); variable pit slope angles that approximately average 43° over the life-of-mine.

(5) Kensington Mineral Reserve estimates use the following key input parameters: assumption of conventional underground mining; gold price of $1400/oz; reported above a gold cut-off grade of 0.143-0.201 oz/st Au; metallurgical recovery assumption of 95%; gold payability of 97.5%; mining dilution varies from 15-23%; mining loss of 5% was applied; variable mining costs that range from US$90.91–150.73/ton mined; process costs of US$46.93/ton processed; general and administrative costs of US$38.83/ton processed; and concentrate refining and shipping costs of US$60.00/oz sold.

(6) Wharf Mineral Reserve estimate uses the following key input parameters: assumption of conventional open pit mining; reported above a gold cut-off grade of 0.010 oz/ton Au; metallurgical recovery assumption of 80%; royalty burden of US$56/oz Au; pit slope angles that vary from 34–50°; mining costs of US$2.15/ton mined, rehandle costs of US$1.65/ton rehandled, process costs of US$10.34/ton processed (includes general and administrative costs).

(7) Silvertip Underground Mineral Resource estimates are reported using a net smelter return ("NSR") cutoff of US$130-160/tonne. Mineral Resources are reported insitu using the following assumptions: The estimate use the following key input parameters: lead recovery of 87-88%, zinc recovery of 81-82% and silver recovery of 88-89 %. Lead concentrate grade of 51-53%; zinc concentrate grade of 48-50%; mining dilution varies from 5-25%; mining loss of 5% was applied; mining costs of US$68.77/tonne; processing costs of US$58.20/tonne and US$46.49/tonne, where the NSR ($/tonne) = tonnes x grade x metal prices x metallurgical recoveries – royalties – TCRCs – transport costs over the life of the mine.

(8) Rounding of short tons, grades, and troy ounces, as required by reporting guidelines, may result in apparent differences between tons, grades, and contained metal contents.

NYSE: CDE 58

newgold
COEUR MINING

Reserves and Resources (cont.)

Notes to 2021 Mineral Resources:

(1) Mineral Resource estimates are reported exclusive of Mineral Reserves, are current as of December 31, 2021, and are reported using definitions in SK1300 on a 100% ownership basis. Mineral Resource estimates were prepared by the Company's technical staff.

(2) Assumed metal prices for 2021 estimated Mineral Resources were $22.00 per ounce of silver, $1,700 per ounce of gold, $1.30 per pound of zinc, $1.00 per pound of lead, unless otherwise noted.

(3) Palmarejo Mineral Resource estimates use the following key input parameters: Assumption of conventional longhole underground mining; reported above a variable gold equivalent cut-off grade that ranges from 1.59-2.21 g/t AuEq; metallurgical recovery assumption of 93.1% for gold and 81.9% for silver; variable mining costs that range from US$36.01–US$41.75/t, surface haulage costs of US$3.52/tonne, process costs of US$27.29/tonne, general and administrative costs of US$11.00/tonne, and surface/auxiliary support costs of US$3.19/tonne. Excludes the impact of the Franco-Nevada gold stream agreement at Palmarejo in calculation of Mineral Resources.

(4) Kensington Mineral Resource estimates use the following key input parameters: assumption of conventional longhole underground mining; reported above a variable gold cut-off grade that ranges from 0.116–0.164 oz/ton Au; metallurgical recovery assumption of 95%; gold payability of 97.5%, variable mining costs that range from US$90.91–150.73/ton mined, process costs of US$46.93/ton processed, general and administrative costs of US$38.83/ton processed. and concentrate refining and shipping costs of US$60.00/oz sold.

(5) Wharf Mineral Resource estimate uses the following key input parameters: assumption of conventional open pit mining; reported above a gold cut-off grade of 0.010 oz/ton Au; metallurgical recovery assumption of 78.7% across all rock types; royalty burden of US$56/oz Au; pit slope angles that vary from 34–50º; mining costs of $2.15/ton mined, rehandle costs of US$1.65/ton rehandled, process costs of US$10.34/ton processed (includes general and administrative costs).

(6) Rochester Mineral Resource estimates are tabulated within confining pit shells that uses the following input parameters: oxide gold recovery of 77.7%-93.7% and silver recovery with range of 59%-61%; sulfide gold recovery range of 15.2%-77.7% and silver recovery with range of 0.0%-59% with a net smelter return cutoff of US$2.55–US$3.70/ton oxide and US$2.65/ton sulfide, where the NSR is calculated as resource net smelter return (NSR) = silver grade (oz/ton) * silver recovery (%) * silver price ($/oz) - refining cost ($/oz) + gold grade (oz/ton) * gold recovery (%) * gold price ($/oz) - refining cost ($/oz); and variable pit slope angles that approximately average 43º over the life-of-mine.

(7) Silvertip Underground Mineral Resource estimates are reported using a net smelter return ("NSR") cutoff of US$130/tonne. Mineral Resources are reported insitu using the following assumptions: The estimate use the following key input parameters: lead recovery of 87-88%, zinc recovery of 81-82% and silver recovery of 88-89 %. Lead concentrate grade of 51-53%; zinc concentrate grade of 48-50%; mining costs of US$68.77/tonne; processing costs of US$58.20/tonne and US$46.49/tonne, where the NSR ($/tonne) = tonnes x grade x metal prices x metallurgical recoveries – royalties – TCRCs – transport costs over the life of the mine.

(8) Lincoln Hill Open Pit Mineral Resource estimate is reported in-situ and are contained within a confining pit shell and use the following key input parameters: reported above an oxide gold equivalent cutoff of 0.15 ounces per ton and 0.20 oz ounces per ton assuming a silver to gold ratio of 60:1; gold recoveries of 64%; silver recoveries of 59%; mining costs of US$3.10/ton; process costs of US$3.60/ton; general and administrative costs of $1.50/ton processed; average pit slope angles of 45º over the life-of-mine. The technical and economic parameters are those that were used in the 2018 Resource Estimation. Based on the QPs review of the estimate, there would be no material change to the Mineral Resource if a gold price of US$1,700/oz, a silver price of US$22/oz or economic parameters were updated. Therefore the 2018 Mineral Resource is considered current and is presented unchanged.

NYSE: CDE 59

newgold COEUR MINING

Reserves and Resources (cont.)

Notes to 2021 Mineral Resources (cont.):

(9) Wilco Open Pit Mineral Resource estimates are reported using an equivalent gold cutoff of 0.20 ounces per ton assuming a silver to gold ratio of 60:1. Resources are reported in-situ and contained withed a conceptual measured, indicated and inferred optimized pit shell. Silver price of US$20/oz, gold price of US$1,400/oz. Average oxide and sulfide gold recovery is 70%, average carbonaceous gold recovery is 50%. Average oxide and sulfide gold recovery is 60%. Average carbonaceous silver recovery is 50%. Open pit mining cost is US$1.50/ton, processing and processing and G&A cost is US$5.46/ton; average pit slope angles of 50º. The technical and economic parameters are those that were used in the 2018 Resource Estimation. Based on the QPs review of the estimate, there would be no material change to the Mineral Resource if a gold price of US$1,700/oz, a silver price of US$22/oz or economic parameters were updated. Therefore the 2018 Mineral Resource report is considered current and is presented unchanged.

(10) Rounding of short tons, grades, and troy ounces, as required by reporting guidelines, may result in apparent differences between tons, grades, and contained metal contents.

NYSE: CDE 60

Reserves and Resources (cont.)

2019 Proven and Probable Mineral Reserves

	Location	Short tons	Grade				Contained			
			Gold (oz/t)	Silver (oz/t)	Zinc (%)	Lead (%)	Gold (oz)	Silver (oz)	Zinc (lbs)	Lead (lbs)
PROVEN RESERVES										
Palmarejo	Chihuahua, Mexico	1,093,000	0.093	5.17			102,000	5,649,000		
Rochester	Nevada, USA	249,815,000	0.003	0.45			710,000	112,286,000		
Kensington	Alaska, USA	898,000	0.200	-			180,000	-		
Wharf	South Dakota, USA	23,436,000	0.024	-			571,000	-		
Silvertip	British Columbia, Canada	176,000	-	11.31	9.84%	8.07%	-	1,990,000	34,577,000	28,366,000
Total		**275,418,000**	**0.006**	**0.44**			**1,563,000**	**119,925,000**	**34,577,000**	**28,366,000**
PROBABLE RESERVES										
Palmarejo	Chihuahua, Mexico	10,576,000	0.056	4.24			591,000	44,843,000		
Rochester	Nevada, USA	13,577,000	0.002	0.38			27,000	5,187,000		
Kensington	Alaska, USA	779,000	0.239	-			186,000	-		
Wharf	South Dakota, USA	7,530,000	0.026	-			197,000	-		
Silvertip	British Columbia, Canada	1,636,000	-	7.94	7.97%	5.14%	-	12,986,000	260,847,000	168,096,000
Total		**34,097,000**	**0.029**	**1.85**			**1,001,000**	**63,016,000**	**260,847,000**	**168,096,000**
PROVEN AND PROBABLE RESERVES										
Palmarejo	Chihuahua, Mexico	11,669,000	0.059	4.33			693,000	50,492,000		
Rochester	Nevada, USA	263,392,000	0.003	0.45			737,000	117,473,000		
Kensington	Alaska, USA	1,677,000	0.218	-			366,000	-		
Wharf	South Dakota, USA	30,965,000	0.025	-			768,000	-		
Silvertip	British Columbia, Canada	1,812,000	-	8.26	8.15%	5.42%	-	14,976,000	295,424,000	196,463,000
Total Proven and Probable Reserves		**309,515,000**	**0.008**	**0.59**			**2,564,000**	**182,941,000**	**295,424,000**	**196,463,000**

NYSE: CDE 61

Reserves and Resources (cont.)

2019 Measured and Indicated Mineral Resources (excluding Reserves)

	Location	Short tons	Grade				Contained			
			Gold (oz/t)	Silver (oz/t)	Zinc (%)	Lead (%)	Gold (oz)	Silver (oz)	Zinc (lbs)	Lead (lbs)
MEASURED RESOURCES										
Palmarejo	Chihuahua, Mexico	870,000	0.055	3.69			48,000	3,210,000		
Rochester	Nevada, USA	194,330,000	0.002	0.35			450,000	67,602,000		
Kensington	Alaska, USA	2,062,000	0.239	-			493,000	-		
Wharf	South Dakota, USA	6,631,000	0.027	-			178,000	-		
Silvertip	British Columbia, Canada	138,000	-	10.85	9.79%	7.70%	-	1,497,000	26,924,000	21,183,000
Lincoln Hill	Nevada, USA	4,642,000	0.012	0.34			58,000	1,592,000		
La Preciosa	Durango, Mexico	9,536,000	0.005	3.04			45,000	29,001,000		
Total		**218,209,000**	**0.006**	**0.47**			**1,272,000**	**102,902,000**	**26,924,000**	**21,183,000**
INDICATED RESOURCES										
Palmarejo	Chihuahua, Mexico	7,894,000	0.048	3.97			377,000	31,313,000		
Rochester	Nevada, USA	42,015,000	0.002	0.36			96,000	15,195,000		
Kensington	Alaska, USA	1,164,000	0.231	-			269,000	-		
Wharf	South Dakota, USA	4,926,000	0.032	-			156,000	-		
Silvertip	British Columbia, Canada	1,579,000	-	6.39	8.81%	3.89%	-	10,091,000	278,081,000	122,734,000
Lincoln Hill	Nevada, USA	27,668,000	0.011	0.31			306,000	8,655,000		
La Preciosa	Durango, Mexico	19,141,000	0.006	3.98			118,000	76,185,000		
Total		**104,385,000**	**0.013**	**1.35**			**1,323,000**	**141,438,000**	**278,081,000**	**122,734,000**
MEASURED AND INDICATED RESOURCES										
Palmarejo	Chihuahua, Mexico	8,764,000	0.048	3.94			425,000	34,522,000		
Rochester	Nevada, USA	236,345,000	0.002	0.35			546,000	82,797,000		
Kensington	Alaska, USA	3,226,000	0.236	-			762,000	-		
Wharf	South Dakota, USA	11,557,000	0.029	-			334,000	-		
Silvertip	British Columbia, Canada	1,716,000	-	6.75	8.89%	4.19%	-	11,588,000	305,005,000	143,917,000
Lincoln Hill	Nevada, USA	32,310,000	0.011	0.32			364,000	10,247,000		
La Preciosa	Durango, Mexico	28,677,000	0.006	3.67			163,000	105,186,000		
Total Measured and Indicated Resources		**322,594,000**	**0.008**	**0.76**			**2,594,000**	**244,340,000**	**305,005,000**	**143,917,000**

NYSE: CDE 62

newgold COEUR MINING

Reserves and Resources (cont.)

2019 Inferred Mineral Resources

	Location	Short tons	Grade				Contained			
			Gold (oz/t)	Silver (oz/t)	Zinc (%)	Lead (%)	Gold (oz)	Silver (oz)	Zinc (lbs)	Lead (lbs)
INFERRED RESOURCES										
Palmarejo	Chihuahua, Mexico	6,469,000	0.057	4.07			367,000	26,341,000		
Rochester	Nevada, USA	171,042,000	0.002	0.36			378,000	60,803,000		
Kensington	Alaska, USA	1,562,000	0.229	-			358,000	-		
Wharf	South Dakota, USA	2,483,000	0.033	-			81,000	-		
Silvertip	British Columbia, Canada	976,000	-	8.40	9.34%	5.39%	-	8,199,000	182,181,000	105,267,000
Lincoln Hill	Nevada, USA	22,952,000	0.011	0.36			255,000	8,163,000		
Sterling	Nevada, USA	32,013,000	0.030	-			960,000	-		
Wilco	Nevada, USA	25,736,000	0.021	0.13			531,000	3,346,000		
La Preciosa	Durango, Mexico	1,761,000	0.003	3.31			6,000	5,835,000		
Total Inferred Resources		**264,996,000**	**0.011**	**0.43**			**2,936,000**	**112,687,000**	**182,181,000**	**105,267,000**

Notes to 2019 mineral reserves and resources:

(1) Effective December 31, 2019.

(2) Assumed metal prices for Mineral Reserves were $17.00 per ounce of silver, $1,350 per ounce of gold, $1.15 per pound zinc, $0.95 per pound lead.

(3) Assumed metal prices for estimated Mineral Resources were $20.00 per ounce of silver, $1,500 per ounce of gold, $1.30 per pound zinc, $1.05 per pound lead, except Lincoln Hill and Wilco at $1,350 per ounce gold and $22.00 per ounce silver, and Sterling at $1,200 per ounce of gold.

(4) Mineral Resources are in addition to Mineral Reserves and do not have demonstrated economic viability. Inferred Mineral Resources are considered too speculative geologically to have the economic considerations applied to them that would enable them to be considered for estimation of Mineral Reserves, and there is no certainty that the Inferred Mineral Resources will be realized. The preliminary economic assessment for the re-scoped mine plan at Kensington is preliminary in nature and includes Inferred Mineral Resources, and does not have as high a level of certainty as a plan that was based solely on proven and probable reserves and there is no certainty that the results from the preliminary economic assessment will be realized.

(5) Rounding of tons and ounces, as required by reporting guidelines, may result in apparent differences between tons, grade, and contained metal content.

(6) For details on the estimation of mineral resources and reserves, including the key assumptions, parameters and methods used to estimate the Mineral Resources and Mineral Reserves, Canadian investors should refer to the NI 43-101 Technical Reports for Coeur's properties on file at www.sedar.com.

NYSE: CDE 63

Contact Information  Corporate Office  Coeur Mining, Inc.  200 S. Wacker Dr., Suite 2100  Chicago, IL 60606  Main Telephone  +1 (312) 489-5800  Stock Ticker  NYSE: CDE  Website  www.coeur.com  Contact  Jeff Wilhoit  Senior Director, Investor Relations  investors@coeur.com  Corporate Office  New Gold, Inc.  Brookfield Place 181 Bay Street, Suite 3320  Toronto, Ontario V6C 3P1  Main Telephone  +1 (416) 324-6000  Stock Ticker  TSX: NGD  NYSE: NGD  Website  www.newgold.com  Contact  Brandon Throop  Director, Investor Relations  invest@newgold.com